UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 12, 2005

                             MCLEODUSA INCORPORATED
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             (Exact name of registrant as specified in its charter)

       DELAWARE                      0-20763                   42-1407240
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(State or other jurisdiction     (Commission                 (IRS Employer
   of incorporation)              File Number)             Identification No.)

   McLeodUSA Technology Park, 6400 C Street SW,
       P.O. Box 3177, Cedar Rapids, IA 52406-3177
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     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (319) 364-0000

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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Director

On May 12, 2005, Jeong H. Kim notified McLeodUSA Incorporated (the "Company") of his resignation from the Board of Directors of the Company (the "Board"), effective immediately. Dr. Kim, recently appointed President of Lucent Technologies' Bell Laboratories, resigned in order to avoid any potential future conflicts of interest relating to Lucent's position as a supplier to the Company. Dr. Kim has affirmed that he has no disagreements with the Board or the Company's management.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MCLEODUSA INCORPORATED
                                              (Registrant)



Date: May 16, 2005                            /s/ G. Kenneth Burckhardt
                                              ---------------------------------
                                              By:  G. Kenneth Burckhardt
                                              Its: Executive Vice President
                                                   and Chief Financial Officer